UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2007
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	001-13958 (Commission File Number)	13-3317783 (IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, CT (Address of principal executive offices)		06155 (Zip Code)

(860) 547-5000 (Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-1.2: PRICING AGREEMENT
EX-4.2: 5.375% SENIOR NOTE DUE MARCH 15, 2017
EX-5.1: OPINION OF DEBEVOISE & PLIMPTON LLP

Item 1.01 Entry into a Material Definitive Agreement
      On March 6, 2007, The Hartford Financial Services Group, Inc. (the “Company”) entered into (i) a Pricing Agreement, dated March 6, 2007 (the “Pricing Agreement”), with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein (the “Underwriters”) and (ii) an Underwriting Agreement General Terms and Conditions, dated March 6, 2007 (the “Underwriting Agreement”), with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the Underwriters, with respect to the offer and sale by the Company of $500,000,000 aggregate principal amount of 5.375% Senior Notes due March 15, 2017 (the “Notes”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-108067), as amended. The Pricing Agreement incorporates by reference the terms of the Underwriting Agreement. The Notes were issued pursuant to an indenture, dated as of March 9, 2004, between the Company and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee. The closing of the sale of the Notes occurred on March 9, 2007.
     The Pricing Agreement sets forth the specific terms of the Notes, including coupon rate and interest payment dates and provides, among other things, that the Underwriters will purchase the Notes from the Company at the applicable public offering price, less a discount of 0.65%. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with sale of the Notes and customary contribution provisions in respect of those liabilities.
     The Underwriters and their affiliates have provided and in the future may continue to provide various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation.
     The foregoing description of the material terms of the Underwriting Agreement and the Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement and the Pricing Agreement, which are attached hereto as Exhibits 1.1 and 1.2, respectively, to this report.
Item 9.01 Financial Statements and Exhibits
     The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the following registration statement of The Hartford Financial Services Group, Inc., Hartford Capital IV, Hartford Capital V and Hartford Capital VI filed with the Securities and Exchange Commission:
     Registration Statement on Form S-3 filed on August 19, 2003 (File No. 333-108067), as amended.
     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits
Exhibit No.
Description

Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of March 6, 2007, among The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of March 6, 2007, among The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters.

Exhibit 4.1	Senior Indenture, dated as of March 9, 2004, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (incorporated by reference to Exhibit 4.1 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated March 12, 2004).

Exhibit 4.2	5.375% Senior Note due March 15, 2017.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
	By:	/s/ Richard G. Costello
		Name:	Richard G. Costello
Date: March 12, 2007		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX
Exhibit No.
Description

Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of March 6, 2007, among The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of March 6, 2007, among The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters.

Exhibit 4.1	Senior Indenture, dated as of March 9, 2004, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank), as Trustee (incorporated by reference to Exhibit 4.1 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated March 12, 2004).

Exhibit 4.2	5.375% Senior Note due March 15, 2017.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).